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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2001


                          INTEGRATED ORTHOPAEDICS, INC.

               (Exact name of Registrant as specified in charter)



           TEXAS                      1-10677                    76-0203483
(State or other jurisdiction      (Commission File            (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)

            5858 WESTHEIMER, SUITE 500                       77057
                  HOUSTON, TEXAS                           (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 225-5464


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ITEM 5.  OTHER EVENTS.

         On January 19, 2001, Integrated Orthopaedics, Inc. a Texas corporation ("IOI"), released information regarding a notice it received from the American Stock Exchange indicating that, upon closing of its proposed merger with PowerBrief, Inc., IOI's securities would be delisted from AMEX.

         The press release announcing the notification from AMEX is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits.
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         99.1     Text of press release dated January 19, 2001 relating to










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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRATED ORTHOPAEDICS, INC.
                                    (Registrant)


Date:    January 31, 2001           By: /s/ Laurie Hill Gutierrez
                                       -----------------------------------------
                                        Laurie Hill Gutierrez
                                        Chief Financial Officer









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EXHIBIT INDEX


         Exhibit                  Description
         -------                  ------------
          99.1          Press Release dated January 19, 2001